UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006
SAFENET, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20634	52-1287752
(Commission	(IRS Employer
File Number)	Identification No.)
4690 Millennium Drive
Belcamp, Maryland 21017
(Address of Principal Executive Offices) (Zip Code)
(443) 327-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     On February 8, 2006, SafeNet, Inc. (“SafeNet”) announced that it had reached an agreement with the board of directors of nCipher plc, a company incorporated under the laws of the England and Wales (“nCipher”), on the terms of a recommended cash offer for the entire issued (and issuable upon exercise of options granted) ordinary share capital of nCipher, for 300 pence in cash for each nCipher share. On March 30, 2006, the Office of Fair Trading in the United Kingdom referred this proposed transaction for further review by the Competition Commission. As a result of this review, on April 6, 2006, SafeNet announced that it has decided to abandon this transaction. SafeNet will notify the Competition Commission that the transaction has been abandoned so that the Commission can cancel the reference.
     A copy of the press release issued by SafeNet on April 6, 2006 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
     The information in this Item 2.02 of Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
     On April 6, 2006, SafeNet issued a press release announcing its expected range of revenue for the quarter ended March 31, 2006. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In the April 6, 2006 press release, SafeNet announced that Ken Mueller, formerly SafeNet’s Chief Financial Officer, left SafeNet effective April 6, 2006. SafeNet has appointed Carole Argo to serve as interim Chief Financial Officer. Ms. Argo, 44, served as Senior Vice President and Chief Financial Officer of SafeNet from 1999 until she was named President and Chief Operating Officer in June 2004. Ms. Argo will continue to serve as President and Chief Operating Officer and, as interim Chief Financial Officer, will also be responsible for all accounting, finance, and treasury functions. SafeNet and Ms. Argo entered into an employment agreement in June 2004, the terms of which have been disclosed in prior filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Not applicable.
(b) Pro Forma Financial Information
Not applicable.
(c) Exhibits
99.1 Press Release, dated April 6, 2006, issued by SafeNet, Inc.
99.2 Press Release, dated April 6, 2006, issued by SafeNet, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2006	SAFENET, INC.
	By:	/s/ Anthony A. Caputo
Anthony A. Caputo,
Chairman and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SAFENET, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press Release, dated April 6, 2006, issued by SafeNet, Inc.

99.2	Press Release, dated April 6, 2006, issued by SafeNet, Inc.

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